Q3 2016 Earnings Release
Published October 24, 2016 (Earnings Conference Call October 25, 2016)
Lawrence Dewey, Chairman & Chief Executive Officer
David Graziosi, President & Chief Financial Officer
Exhibit 99.2

Safe Harbor Statement
The
following
information
contains,
or
may
be
deemed
to
contain,
“forward-looking
statements”
(as
defined
in
the
U.S.
Private
Securities
Litigation
Reform
Act
of
1995).
The
words
“believe,”
“expect,”
“anticipate,”
“intend,”
“estimate”
and
other
expressions
that
are
predictions
of
or
indicate
future
events
and
trends
and
that
do
not
relate
to
historical
matters
identify
forward-looking
statements.
You
should
not
place
undue
reliance
on
these
forward-looking
statements.
Although
forward-looking
statements
reflect
management’s
good
faith
beliefs,
reliance
should
not
be
placed
on
forward-looking
statements
because
they
involve
known
and
unknown
risks,
uncertainties
and
other
factors,
which
may
cause
the
actual
results,
performance
or
achievements
to
differ
materially
from
anticipated
future
results,
performance
or
achievements
expressed
or
implied
by
such
forward-looking
statements.
Forward-looking
statements
speak
only
as
of
the
date
the
statements
are
made.
We
undertake
no
obligation
to
publicly
update
or
revise
any
forward-looking
statement,
whether
as
a
result
of
new
information,
future
events,
changed
circumstances
or
otherwise.
These
forward-looking
statements
are
subject
to
numerous
risks
and
uncertainties,
including,
but
not
limited
to:
our
participation
in
markets
that
are
competitive;
the
highly
cyclical
industries
in
which
certain
of
our
end
users
operate;
the
failure
of
markets
outside
North
America
to
increase
adoption
of
fully-automatic
transmissions;
risks
related
to
our
substantial
indebtedness;
the
concentration
of
our
net
sales
in
our
top
five
customers
and
the
loss
of
any
one
of
these;
future
reductions
or
changes
in
government
subsidies
and
other
external
factors
impacting
demand
for
hybrid
vehicles;
U.S.
defense
spending;
general
economic
and
industry
conditions;
the
discovery
of
defects
in
our
products,
resulting
in
delays
in
new
model
launches,
recall
campaigns
and/or
increased
warranty
costs
and
reduction
in
future
sales
or
damage
to
our
brand
and
reputation;
our
ability
to
prepare
for,
respond
to
and
successfully
achieve
our
objectives
relating
to
technological
and
market
developments
and
changing
customer
needs;
risks
associated
with
our
international
operations;
and
labor
strikes,
work
stoppages
or
similar
labor
disputes,
which
could
significantly
disrupt
our
operations
or
those
of
our
principal
customers.
Allison
Transmission
cannot
assure
you
that
the
assumptions
made
in
preparing
any
of
the
forward-
looking
statements
will
prove
accurate
or
that
any
long-term
financial
goals
will
be
realized.
All
forward-looking
statements
included
in
this
presentation
speak
only
as
of
the
date
made,
and
Allison
Transmission
undertakes
no
obligation
to
update
or
revise
publicly
any
such
forward-looking
statements,
whether
as
a
result
of
new
information,
future
events,
or
otherwise.
In
particular,
Allison
Transmission
cautions
you
not
to
place
undue
weight
on
certain
forward-looking
statements
pertaining
to
potential
growth
opportunities,
long-term
financial
goals
or
the
value
we
currently
ascribe
to
certain
tax
attributes
set
forth
herein.
Actual
results
may
vary
significantly
from
these
statements.
Allison
Transmission’s
business
is
subject
to
numerous
risks
and
uncertainties,
which
may
cause
future
results
of
operations
to
vary
significantly
from
those
presented
herein.
Important
factors
that
could
cause
actual
results
to
differ
materially
are
discussed
in
Allison
Transmission’s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2015.

Non-GAAP Financial Information
We
use
Adjusted
EBITDA
and
Adjusted
EBITDA
margin
to
measure
our
operating
profitability.
We
believe
that
Adjusted
EBITDA
and
Adjusted
EBITDA
margin
provide
management,
investors
and
creditors
with
useful
measures
of
the
operational
results
of
our
business
and
increase
the
period-to-period
comparability
of
our
operating
profitability
and
comparability
with
other
companies.
Adjusted
EBITDA
margin
is
also
used
in
the
calculation
of
management’s
incentive
compensation
program.
The
most
directly
comparable
U.S.
generally
accepted
accounting
principles
(“GAAP”)
measure
to
Adjusted
EBITDA
is
Net
income.
Adjusted
EBITDA
is
calculated
as
the
earnings
before
interest
expense,
income
tax
expense,
amortization
of
intangible
assets,
depreciation
of
property,
plant
and
equipment
and
other
adjustments
as
defined
by
our
debt
agreement.
Adjusted
EBITDA
margin
is
calculated
as
Adjusted
EBITDA
divided
by
net
sales.
We
use
Adjusted
free
cash
flow
to
evaluate
the
amount
of
cash
generated
by
our
business
that,
after
the
capital
investment
needed
to
maintain
and
grow
our
business
and
any
mandatory
debt
service
requirements,
can
be
used
for
repayment
of
debt,
stockholder
distributions
and
strategic
opportunities,
including
investing
in
our
business
and
strengthening
our
balance
sheet.
We
believe
that
Adjusted
free
cash
flow
enhances
the
understanding
of
the
cash
flows
of
our
business
for
management,
investors
and
creditors.
Adjusted
free
cash
flow
is
also
used
in
the
calculation
of
management’s
incentive
compensation
program.
The
most
directly
comparable
GAAP
measure
to
Adjusted
free
cash
flow
is
Net
cash
provided
by
operating
activities.

4 Call Agenda Q3 2016 Performance Full Year 2016 Guidance Update

Q3 2016 Performance Summary
($ in millions)
Q3 2016
Q3 2015
% Variance
Net Sales
$434
$493
(11.9%)
Gross
Margin %
47.1%
47.9%
(80 bps)
Net Income
$45
$47
(4.1%)
Adjusted EBITDA
(1)
$151
$174
(13.6%)
Adjusted Free
Cash Flow
(1)
$116
$148
(21.7%)
(1)
See Appendix for a reconciliation of Adjusted EBITDA and Adjusted Free Cash Flow.
(2)
Operating Working Capital = A/R + Inventory –
A/P.
Commentary
Net
Sales:
decrease
was
principally
driven
by
lower
demand
in
the
North
America
On-Highway
and
Off-Highway
end
markets
partially
offset
by
stronger
demand
in
the
Outside
North
America
On-Highway
end
market.
Gross
Margin:
decrease
was
principally
driven
by
decreased
net
sales
partially
offset
by
favorable
material
costs.
Net
Income:
decrease
was
principally
driven
by
decreased
gross
profit,
expensing
previously
recorded
deferred
financing
costs
as
a
result
of
the
long-term
debt
refinancing
in
2016
and
higher
incentive
compensation
expense
partially
offset
by
the
environmental
remediation
expenses
charge
in
2015,
favorable
mark-to-market
adjustments
for
our
interest
rate
derivatives,
unfavorable
product
warranty
adjustments
in
2015
and
decreased
engineering
–
research
and
development
expenses
driven
by
the
cadence
of
certain
product
initiatives.
Adjusted
EBITDA:
decrease
was
principally
driven
by
decreased
net
sales
and
higher
incentive
compensation
expense
partially
offset
by
unfavorable
product
warranty
adjustments
in
2015,
lower
manufacturing
expense
commensurate
with
decreased
net
sales,
decreased
engineering
–
research
and
development
expenses
and
favorable
material
costs.
Adjusted
Free
Cash
Flow:
decrease
was
principally
driven
by
decreased
net
sales
and
increased
Operating
Working
Capital
(2)
partially
offset
by
increased
excess
tax
benefit
from
stock-based
compensation
and
decreased
capital
expenditures.

Q3 2016 Sales Performance
($ in millions)
End
Markets
Q3 2016
Q3 2015
% Variance
Commentary
North
America
On-Hwy
$224
$262
(15%)
Principally
driven
by
lower
demand
for
Rugged
Duty
Series,
Highway
Series
and
Pupil
Transport/Shuttle
models
partially
offset
by
higher
demand
for
Transit/Other
Bus
models
North America Hybrid-
Propulsion
Systems for
Transit
Bus
$8
$12
(33%)
Principally
driven
by
lower
demand
due
to
engine
emissions
improvements
and
other
alternative
technologies
North
America Off-Hwy
$1
$12
(92%)
Principally
driven
by
the
previously
contemplated
impact
of
low
energy
prices
Defense
$25
$34
(26%)
Principally
driven
by
lower
demand
for
Tracked
Defense
partially
offset
by
higher
demand
for
Wheeled
Defense
Outside North America
On-Hwy
$78
$67
16%
Principally
driven
by
higher
demand
in
Europe
and
Japan
partially
offset
by
lower
demand
in
China
Outside
North America
Off-Hwy
$2
$4
(50%)
Principally
driven
by
lower
demand
in
the
mining
sector
Service
Parts, Support
Equipment & Other
$96
$102
(6%)
Principally
driven
by
lower
demand
for
North
America
service
parts
Total
$434
$493
(12%)

Q3 2016 Financial Performance
($ in millions,
except share data)
Q3 2016
Q3
2015
$ Var
% Var
Commentary
Net
Sales
$434.3
$493.0
($58.7)
(11.9%)
Decrease was principally driven by lower demand in the North
America On-Highway and Off-Highway end markets partially
offset by stronger demand in the Outside North America On-
Highway end market
Cost of Sales
$229.6
$256.9
$27.3
10.6%
Gross Profit
$204.7
$236.1
($31.4)
(13.3%)
Decrease was principally driven by decreased net sales partially offset by lower manufacturing expense commensurate with
decreased net sales and favorable material costs
Operating Expenses
Selling, General and Administrative Expenses
$80.0
$86.6
$6.6
7.6%
Decrease was principally driven by unfavorable product warranty adjustments in 2015 partially offset by higher incentive
compensation expense
Engineering –
Research and Development
$20.7
$23.6
$2.9
12.3%
Decrease was principally driven by the
cadence of certain
product initiatives
Environmental Remediation
$0.0
$14.0
$14.0
100.0%
Expenses charge in 2015 pursuant to the 2007 asset purchase
agreement with General Motors
Total Operating
Expenses
$100.7
$124.2
$23.5
18.9%
Operating Income
$104.0
$111.9
($7.9)
(7.1%)
Interest Expense, net
($22.2)
($33.7)
$11.5
34.1%
Decrease principally
driven by favorable mark-to-market
adjustments for our interest rate derivatives
Expenses Related to Long-Term Debt Refinaning
($11.6)
($0.2)
($11.4)
(5700.0%)
Increase
driven by expensing previously recorded deferred
financing costs as a result of the long-term debt refinancing completed in September 2016
Other Income (Expense), net
$0.8
($4.2)
$5.0
119.0%
Change principally driven by foreign exchange
gains on
intercompany financing and gains on derivative contracts
Income Before Income Taxes
$71.0
$73.8
($2.8)
(3.8%)
Income Tax Expense
($26.4)
($27.3)
$0.9
3.3%
Net
Income
$44.6
$46.5
($1.9)
(4.1%)
Diluted Earnings Per Share
$0.27
$0.27
$0.00
0.0%
Q3 2016: 167.9M shares;  Q3 2015: 175.0M shares
Adjusted EBITDA
(1)
$150.5
$174.1
($23.6)
(13.6%)
Adjusted EBITDA
Margin
(1)
34.7%
35.3%
-
(0.6%)
(1)
See Appendix for a reconciliation from Net Income.

Q3 2016 Cash Flow Performance
(1)
See Appendix for a reconciliation of Adjusted Free Cash Flow.
(2)
Operating Working Capital = A/R + Inventory –
A/P.
($ in millions)
Q3 2016
Q3 2015
$ Variance
%
Variance
Commentary
Net Cash Provided by
Operating
Activities
$128
$162
($34)
(21.4%)
Principally driven by decreased
net
sales
and increased operating working capital
(2)
CapEx
$14
$15
($1)
(7.2%)
Adjusted Free Cash
Flow
(1)
$116
$148
($32)
(21.7%)
Principally driven by
decreased net cash
provided by operating activities partially
offset by increased excess tax benefit
from stock-based
compensation and
decreased capital expenditures
($ in millions)
Q3 2016
Q3 2015
$ Variance
%
Variance
Commentary
Operating Working
Capital
(2)
Percentage
of LTM Sales
12.1%
11.6%
N/A
50 bps
Principally
driven by decreased net sales
Cash Paid for Interest
$21
$22
($1)
(6.0%)
Cash Paid for Income
Taxes
$2
$1
$1
118.2%
Principally
driven by increased estimated
taxable income for certain foreign entities

2016 Guidance Update -
Summary
Guidance
Commentary
Net Sales Change from 2015
(8.5) to (9.5)
percent
Guidance
reflects
expectations
for
no
meaningful
relief
from
the
global
Off-Highway
end
market
challenges
and
tempering
demand
conditions
in
the
North
America
On-
Highway
end
market
partially
offset
by
increased
demand
in
the
Outside
North
America
On-Highway
end
market.
Guidance
also
assumes
previously
considered
reductions
in
demand
for
North
America
Hybrid-Propulsion
Systems
for
Transit
Bus
due
to
engine
emissions
improvements
and
other
alternative
technologies.
Adjusted EBITDA Margin
34.0 to 35.0
percent
Principally
driven
by
net
sales
and
the
execution
of
several
initiatives
to
align
costs
and
programs
across
our
business
with
challenging
end
markets
demand
conditions
Adjusted Free Cash Flow ($ in millions)
$435 to $455
CapEx
($ in millions)
Maintenance
New Products
$65
$5 to $10
Subject
to
timely
completion
of
development
and
sourcing
milestones
Cash
Income Taxes ($ in millions)
$10 to $15
U.S.
income
tax
shield
and
net
operating
loss
utilization

10 APPENDIX Non-GAAP Financial Information

Non-GAAP Reconciliations
(1 of 2)
(1)
Includes
income
related
to
benefit
plan
adjustments,
employee
stock
compensation
expense,
service
fees
paid
to
Allison’s
Sponsors
Adjusted EBITDA reconciliation
Last twelve
Three months ended
months ended
$ in millions, Unaudited
For the year ended December 31,
September 30,
September 30,
2011
2012
2013
2014
2015
2015
2016
2016
Net income
$103.0
$514.2
$165.4
$228.6
$182.3
$46.5
$44.6
$166.7
plus:
Interest expense, net
217.3
151.2
132.9
138.4
114.5
33.7
22.2
104.9
Income tax expense (benefit)
47.6
(298.0)
100.7
139.5
106.5
27.3
26.4
99.6
Fee to terminate services agreement with Sponsors
—
16.0
—
—
—
—
—
—
Technology-related investment expenses
—
14.4
5.0
2.0
—
—
1.0
1.0
Public offering expenses
—
6.1
1.6
1.4
—
—
—
—
Impairments
—
—
—
15.4
81.3
—
—
80.0
Environmental Remediation
—
—
—
—
14.0
14.0
—
—
Amortization of intangible assets
151.9
150.0
105.3
98.8
97.1
24.3
23.0
93.6
Depreciation of property, plant and equipment
103.8
102.5
98.7
93.8
88.3
22.4
21.1
85.3
Loss on redemptions and repayments of long-term debt
16.0
22.1
0.8
0.5
0.3
—
—
0.1
Stockholder activism expenses
—
—
—
—
—
—
—
3.7
Dual power inverter module extended coverage
—
9.4
(2.4)
1.0
(2.1)
(0.3)
(0.2)
1.3
UAW Local 933 signing bonus
—
8.8
—
—
—
—
—
—
Benefit plan re-measurement
—
2.3
—
—
—
—
—
—
Unrealized loss (gain) on commodity hedge contracts
6.5
(1.0)
1.5
(1.0)
1.1
0.7
(0.2)
(1.3)
Unrealized loss (gain) on foreign exchange
0.3
0.1
2.3
5.2
1.4
2.8
(1.1)
0.5
Expenses related to long-term debt refinancing
56.9
—
—
—
25.3
0.2
11.6
11.6
Restructuring charges
—
—
1.0
0.7
—
—
—
—
Other, net
(1)
8.6
7.0
13.8
14.7
9.8
2.5
2.1
9.0
Adjusted EBITDA
$711.9
$705.1
$626.6
$739.0
$719.8
$174.1
$150.5
$656.0
Net Sales
$2,162.8
$2,141.8
$1,926.8
$2,127.4
$1,985.8
$493.0
$434.3
$1,849.5
Adjusted EBITDA margin
32.9%
32.9%
32.5%
34.7%
36.2%
35.3%
34.7%
35.5%

Non-GAAP Reconciliations
(2 of 2)
Adjusted Free Cash Flow reconciliation
Last twelve
Three months ended
months ended
$ in millions, Unaudited
For the year ended December 31,
September 30,
September 30,
2011
2012
2013
2014
2015
2015
2016
2016
Net Cash Provided by Operating Activities
$469.2
$497.5
$463.5
$573.3
$579.9
$162.4
$127.7
$590.4
(Deductions) or Additions:
Long-lived assets
(96.9)
(123.9)
(74.4)
(64.1)
(58.1)
($15.2)
($14.1)
($64.7)
Fee to terminate services agreement with Sponsors
—
16.0
—
—
—
—
—
—
Technology-related license expenses
—
12.0
6.0
6.1
0.2
$0.2
—
—
Stockholder activism expenses
—
—
—
—
—
—
$0.1
$3.7
Excess tax benefit from stock-based compensation
—
5.3
13.7
24.6
8.4
$0.2
$1.8
$2.3
Adjusted Free Cash Flow
$372.3
$406.9
$408.8
$539.9
$530.4
$147.6
$115.5
$531.7
Net Sales
$2,162.8
$2,141.8
$1,926.8
$2,127.4
$1,985.8
$493.0
$434.3
$1,849.5
Adjusted Free Cash Flow (% to Net Sales)
17.2%
19.0%
21.2%
25.4%
26.7%
29.9%
26.6%
28.7%